EXHIBIT 99.1

               Computational Materials filed on August 22, 2005.

                                                                  Exhibit 99.1

CLASS B1

Balance          $15,500,000.00       Delay             0
Coupon           4.1506               Dated             9/7/2005
Settle           9/7/2005             First Payment     10/25/2005



     Prepay to Call            15 CPR         20 CPR         25 CPR         30 CPR         35 CPR
---------------------------------------------------------------------------------------------------
              99-00             4.330          4.357          4.391          4.423          4.455
---------------------------------------------------------------------------------------------------
              99-00                72             75             78             81             84
---------------------------------------------------------------------------------------------------
              99-04             4.314          4.336          4.366          4.393          4.421
---------------------------------------------------------------------------------------------------
              99-04                71             73             76             78             81
---------------------------------------------------------------------------------------------------
              99-08             4.298          4.314          4.340          4.364          4.388
---------------------------------------------------------------------------------------------------
              99-08                69             71             73             75             78
---------------------------------------------------------------------------------------------------
              99-12             4.282          4.293          4.314          4.334          4.354
---------------------------------------------------------------------------------------------------
              99-12                67             68             71             72             74
---------------------------------------------------------------------------------------------------
              99-16             4.266          4.271          4.289          4.304          4.320
---------------------------------------------------------------------------------------------------
              99-16                66             66             68             70             71
---------------------------------------------------------------------------------------------------
              99-20             4.250          4.250          4.263          4.275          4.287
---------------------------------------------------------------------------------------------------
              99-20                64             64             66             67             68
---------------------------------------------------------------------------------------------------
              99-24             4.234          4.229          4.237          4.245          4.253
---------------------------------------------------------------------------------------------------
              99-24                63             62             63             64             65
---------------------------------------------------------------------------------------------------
              99-28             4.219          4.208          4.212          4.216          4.220
---------------------------------------------------------------------------------------------------
              99-28                61             60             61             61             61
---------------------------------------------------------------------------------------------------
             100-00             4.203          4.186          4.186          4.186          4.186
---------------------------------------------------------------------------------------------------
             100-00                60             58             58             58             58
---------------------------------------------------------------------------------------------------
             100-04             4.187          4.165          4.161          4.157          4.153
---------------------------------------------------------------------------------------------------
             100-04                58             56             55             55             55
---------------------------------------------------------------------------------------------------
             100-08             4.171          4.144          4.136          4.128          4.120
---------------------------------------------------------------------------------------------------
             100-08                56             54             53             52             51
---------------------------------------------------------------------------------------------------
             100-12             4.155          4.123          4.110          4.098          4.086
---------------------------------------------------------------------------------------------------
             100-12                55             52             51             49             48
---------------------------------------------------------------------------------------------------
             100-16             4.139          4.102          4.085          4.069          4.053
---------------------------------------------------------------------------------------------------
             100-16                53             50             48             46             45
---------------------------------------------------------------------------------------------------
             100-20             4.124          4.081          4.060          4.040          4.020
---------------------------------------------------------------------------------------------------
             100-20                52             48             46             44             42
---------------------------------------------------------------------------------------------------
             100-24             4.108          4.060          4.034          4.011          3.987
---------------------------------------------------------------------------------------------------
             100-24                50             46             43             41             38
---------------------------------------------------------------------------------------------------
             100-28             4.092          4.039          4.009          3.982          3.954
---------------------------------------------------------------------------------------------------
             100-28                49             44             41             38             35
---------------------------------------------------------------------------------------------------
             101-00             4.077          4.018          3.984          3.953          3.921
---------------------------------------------------------------------------------------------------
             101-00                47             41             38             35             32
---------------------------------------------------------------------------------------------------

                WAL             10.04           6.93           5.60           4.76           4.13
   Principal Window    ~Oct05 - Aug35 ~Oct05 - Nov15 ~Oct05 - Oct13 ~Oct05 - Apr12 ~Oct05 - Mar11

          LIBOR_1MO            3.5706
            MTA_1YR             2.865




     Prepay to Call            40 CPR           50 CPR
--------------------------------------------------------
              99-00             4.493            4.575        Yield
--------------------------------------------------------
              99-00                88               96  Disc Margin
--------------------------------------------------------
              99-04             4.454            4.526        Yield
--------------------------------------------------------
              99-04                84               91  Disc Margin
--------------------------------------------------------
              99-08             4.416            4.478        Yield
--------------------------------------------------------
              99-08                81               87  Disc Margin
--------------------------------------------------------
              99-12             4.378            4.429        Yield
--------------------------------------------------------
              99-12                77               82  Disc Margin
--------------------------------------------------------
              99-16             4.339            4.380        Yield
--------------------------------------------------------
              99-16                73               77  Disc Margin
--------------------------------------------------------
              99-20             4.301            4.332        Yield
--------------------------------------------------------
              99-20                69               72  Disc Margin
--------------------------------------------------------
              99-24             4.263            4.283        Yield
--------------------------------------------------------
              99-24                65               68  Disc Margin
--------------------------------------------------------
              99-28             4.224            4.235        Yield
--------------------------------------------------------
              99-28                62               63  Disc Margin
--------------------------------------------------------
             100-00             4.186            4.186        Yield
--------------------------------------------------------
             100-00                58               58  Disc Margin
--------------------------------------------------------
             100-04             4.148            4.138        Yield
--------------------------------------------------------
             100-04                54               53  Disc Margin
--------------------------------------------------------
             100-08             4.110            4.090        Yield
--------------------------------------------------------
             100-08                51               49  Disc Margin
--------------------------------------------------------
             100-12             4.072            4.042        Yield
--------------------------------------------------------
             100-12                47               44  Disc Margin
--------------------------------------------------------
             100-16             4.035            3.994        Yield
--------------------------------------------------------
             100-16                43               39  Disc Margin
--------------------------------------------------------
             100-20             3.997            3.946        Yield
--------------------------------------------------------
             100-20                39               34  Disc Margin
--------------------------------------------------------
             100-24             3.959            3.898        Yield
--------------------------------------------------------
             100-24                36               30  Disc Margin
--------------------------------------------------------
             100-28             3.921            3.850        Yield
--------------------------------------------------------
             100-28                32               25  Disc Margin
--------------------------------------------------------
             101-00             3.884            3.802       Yield
--------------------------------------------------------
             101-00                28               20  Disc Margin
--------------------------------------------------------

                WAL              3.58             2.77
   Principal Window    ~Oct05 - May10   ~Oct05 - Feb09

          LIBOR_1MO
            MTA_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.